As filed with the Securities and Exchange Commission on July 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2011

Date of reporting period:  April 30, 2011

Item 1. Report to Stockholders.

EDGAR LOMAX VALUE FUND
Semi-Annual Report
April 30, 2011

Dear Fellow Shareholder:

We are pleased to provide an update regarding the performance of the Edgar Lomax Value Fund through April 30, 2011 halfway through its fiscal year.  It was a 6-month period during which many investors may have lowered their standards with respect to risk.  The fact is, heavy government intervention in the economy (discussed more below) has apparently driven stock prices sharply higher and, thus, masked the still-fragile state of the economic recovery.  Read on, however, to understand why we believe the Fund’s comparative outlook remains bright.

During the past six months, the Federal Reserve (through its second round of quantitative easing, now referred to as “QE2”) continued to flood the economy with newly-created dollars further luring investors into “hot,” higher risk segments of the market, such as small- and mid-cap stocks.  For example, the S&P MidCap 400® Index jumped 23.25% during the six months ended April 30, while the large-cap S&P 500® and S&P 500®/Citigroup Value (“Citigroup Value”) indexes rose 16.36% and 17.97%, respectively.

In the six-month period ended April 30, 2011, the Edgar Lomax Value Fund produced a total net return of 15.08% from its solid position in “blue-chip” companies, which we believe have the ability to operate profitably even in difficult economic climates.  Following is a summary of average annual total returns through this past April 30:

	Fund	Citigroup Value	S&P 500
1-year	16.67%	15.52%	17.22%
5-year	2.34%	1.00%	2.95%
10-year	3.34%	2.60%	2.82%

We have clearly done well over the long term against the broad-market S&P 500, outperforming it over the past ten years; moreover, the Fund has significantly outpaced the Citigroup Value over all three time frames.  Finally, the Fund’s net expense ratio is 0.94%*, while its gross expense ratio is 1.60%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.

* Figures are from the Fund’s prospectus dated 2/28/11. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.99% (excluding “Acquired Funds Fees and Expenses and extraordinary expenses”) through at least 2/29/12. In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the Citigroup Value. While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so.

Tolerating brief underperforming periods like the past six months is precisely what has allowed us to provide strong long-term performance.  As the financial press is regularly reporting these days, the indexes’ recent primarily from the price increases of low-quality stocks (such as those with low dividend yields, high price-to-earnings ratios and smaller capitalizations).  Our returns, however, have been achieved with high-quality companies i.e., those with solid balance sheets, long histories of consistent profitability, superior dividend yields and a current price-to-earnings ratio of just 14.0 (versus elevated S&P 500 and Citigroup Value ratios of 16.4 and 15.9, respectively).  We believe that our holdings have tremendous, unrealized potential, and we do not expect such potential to go unrecognized indefinitely.

Please note that the “Schedule of Investments” included in this report shows the details of the Fund’s holdings. Let’s look at a few of these investments and how they have performed over the past six months.  Among big gainers during the period were our Energy holdings (Chevron, ConocoPhillips and Exxon Mobil) which rose an average 34%. They are currently enjoying record profits and share an above-average portion of it with shareholders annually in the form of dividends (2.9% average dividend yield versus an S&P 500 rate of just 1.8%).  We also hold a number of Health Care stocks, including the Fund’s best performer, UnitedHealth Group, which soared 37% during the six months.  Due to strong recent earnings, its price-to-earnings ratio is still under 12.  On the other hand, Johnson & Johnson, with a long history of profitableoperations, logged a comparatively small 5% total return.  We believe others have not yet noticed its positive attributes, and we are very pleased to collect its handsome 3.7% annual dividend yield while we wait.

Thank you for your investment in the Fund.  We will keep working hard to earn the confidence you have shown in us thus far.  In the meantime, we hope you agree that we have met our foremost goal to bring you long-term outperformance of the market, while limiting downside volatility.
Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Mutual fund investing involves risk; principal loss is possible.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for current Fund holdings information.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500/Citigroup Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  The S&P MidCap 400 Index is an unmanaged capitalization-weighted index of 400 stocks designed to represent medium-sized companies in the U.S. You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at April 30, 2011 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/10   4/30/11).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the advisory agreement. The Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500R Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended April 30, 2011, the Fund’s aggregate annual operating expenses were 0.99%.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/10	4/30/11	11/1/10 – 4/30/11

Actual	$1,000.00	$1,150.80	$5.28
Hypothetical (5% return	$1,000.00	$1,019.89	$4.96
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at April 30, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2011 (Unaudited)

Shares	COMMON STOCKS: 98.28%	Value
	Agencies, Brokerages, and Other Insurance
	Related Activities - 0.78%
4,900	MetLife, Inc.	$229,271

	Alumina and Aluminum Production and Processing - 0.60%
10,300	Alcoa, Inc.	175,100

	Beverage and Tobacco Product Manufacturing - 1.91%
10,750	Altria Group, Inc.	288,530
2,000	Coca Cola Co.	134,920
2,000	PepsiCo, Inc.	137,780
		561,230

	Building Material and Garden Equipment - 1.04%
3,800	The Home Depot, Inc.	141,132
6,300	Lowe's Companies, Inc.	165,375
		306,507

	Chemical Manufacturing - 17.10%
2,800	Abbott Laboratories	145,712
4,600	Avon Products, Inc.	135,148
19,000	Bristol-Myers Squibb Co.	533,900
1,700	Colgate Palmolive Co.	143,395
17,738	E. I. du Pont de Nemours and Co.	1,007,341
16,700	Johnson & Johnson	1,097,524
28,700	Merck & Co., Inc.	1,031,765
37,902	Pfizer, Inc.	794,426
2,100	Procter & Gamble Co.	136,290
		5,025,501

	Computer and Electronic Product Manufacturing - 9.04%
12,600	Hewlett-Packard Co.	508,662
62,700	Intel Corp.	1,454,013
14,300	Raytheon Co.	694,265
		2,656,940

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2011 (Unaudited), continued

Shares	COMMON STOCKS: 98.28%	Value
	Computer and Peripheral Equipment Manufacturing - 1.86%
3,200	International Business Machines Corp.	$545,856

	Depository Credit Intermediation - 0.41%
2,200	Capital One Financial Corp.	120,406

	Food Manufacturing - 5.74%
3,800	Campbell Soup Co.	127,642
11,100	HJ Heinz Co.	568,653
29,483	Kraft Foods, Inc. - Class A	990,039
		1,686,334

	Food Services and Drinking Places - 3.76%
14,100	McDonald's Corp.	1,104,171

	General Merchandise Stores - 2.94%
6,900	Target Corp.	338,790
12,300	Walgreen Co.	525,456
		864,246

	Health and Personal Care Stores - 5.94%
24,400	CVS Caremark Corp.	884,256
15,700	Wal-Mart Stores, Inc.	863,186
		1,747,442

	Insurance Carriers and Related Activities - 7.60%
15,000	The Allstate Corp.	507,600
35,100	UnitedHealth Group, Inc.	1,727,973
		2,235,573

	Machinery Manufacturing - 0.51%
7,300	General Electric Co.	149,285

	Medical Equipment and Supplies Manufacturing - 1.42%
10,000	Medtronic, Inc.	417,500

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2011 (Unaudited), continued

Shares	COMMON STOCKS: 98.28%	Value
	Metal Ore Mining - 0.67%
3,600	Freeport-McMoRan Copper & Gold, Inc.	$198,108

	Motion Picture and Video Industries - 0.90%
7,000	Time Warner, Inc.	265,020

	Petroleum and Coal Products Manufacturing - 10.80%
14,500	Chevron Corp.	1,586,880
13,000	ConocoPhillips	1,026,090
6,400	Exxon Mobil Corp.	563,200
		3,176,170

	Securities, Commodity Contracts, and Other Finance - 2.49%
18,300	NYSE Euronext	732,915

	Semiconductor and Other Electronic Component
	Manufacturing - 2.92%
24,200	Texas Instruments, Inc.	859,826

	Telecommunications - 7.41%
38,400	AT&T, Inc.	1,195,008
26,000	Verizon Communications, Inc.	982,280
		2,177,288

	Transportation & Warehousing - 0.51%
1,900	Lockheed Martin Corp.	150,575

	Transportation Equipment Manufacturing - 3.57%
8,400	The Boeing Co.	670,152
5,200	General Dynamics Corp.	378,664
		1,048,816

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2011 (Unaudited), continued

Shares	COMMON STOCKS: 98.28%	Value
	Utilities - 8.36%
14,000	American Electric Power Co., Inc.	$510,720
7,100	Entergy Corp.	495,012
12,100	Exelon Corp.	510,015
24,100	Southern Co.	940,864
		2,456,611

	TOTAL COMMON STOCKS (Cost $24,465,383)	28,890,691

Shares	SHORT-TERM INVESTMENTS: 1.70%	Value
498,832	Invesco STIT-STIC Prime Portfolio - Institutional Class, 0.02%(a)	498,832
	TOTAL SHORT-TERM INVESTMENTS (Cost $498,832)	498,832

	TOTAL INVESTMENTS IN SECURITIES (Cost $24,964,215) - 99.98%	29,389,523
	Other Assets in Excess of Liabilities - 0.02%	6,716
	NET ASSETS - 100.00%	$29,396,239

(a) Rate shown is the 7-day yield as of April 30, 2011

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $24,964,215)	$29,389,523
Receivables
Dividends and interest	61,670
Fund shares sold	3,252
Prepaid expenses	15,099
Total assets	29,469,544

LIABILITIES
Payables
Fund shares redeemed	34,198
Administration fees	9,501
Audit fees	8,281
Advisory fees	7,419
Transfer agent fees and expenses	6,511
Fund accounting fees	4,005
Shareholder reporting	1,495
Chief Compliance Officer fee	1,139
Custody fees	756
Total liabilities	73,305

NET ASSETS	$29,396,239

Net asset value, offering and redemption price per share
[$29,396,239/2,728,100 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$10.78

COMPONENTS OF NET ASSETS
Paid-in capital	$28,181,152
Undistributed net investment income	241,795
Accumulated net realized loss on investments	(3,452,016)
Net unrealized appreciation on investments	4,425,308
Net assets	$29,396,239

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS - For the six months ended April 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$401,944
Interest	586
Total investment income	402,530

EXPENSES
Advisory fees (Note 4)	104,716
Administration fees (Note 4)	26,179
Transfer agent fees and expenses (Note 4)	17,987
Fund accounting fees (Note 4)	11,909
Registration fees	11,213
Audit Fees	8,281
Legal Fees	6,039
Chief Compliance Officer fee (Note 4)	3,471
Trustee fees	3,188
Custody fees (Note 4)	2,645
Insurance expense	1,642
Reports to shareholders	1,311
Other expenses	1,747
Total expenses	200,328
Less: advisory fee waiver (Note 4)	(70,742)
Net expenses	129,586
Net investment income	272,944

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,537,325
Net change in unrealized appreciation on investments	1,812,857
Net realized and unrealized gain on investments	3,350,182
Net Increase in Net Assets Resulting from Operations	$3,623,126

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

INCREASE (DECREASE) INNET ASSETS FROM:
OPERATIONS
Net investment income	$272,944	$527,625
Net realized gain on investments	1,537,325	483,553
Net change in unrealized appreciation on investments	1,812,857	2,281,199
Net increase in net assets resulting from operation	3,623,126	3,292,377

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(506,979)	(445,545)
Total distributions to shareholders	(506,979)	(445,545)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	1,585,305	1,155,681
Total increase in net assets	4,701,452	4,002,513

NET ASSETS
Beginning of period	24,694,787	20,692,274
End of period	$29,396,239	$24,694,787

Undistributed net investment income at end of period	$241,795	475,830

(a) A summary of share transactions is as follows:

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	592,838	$5,881,530	631,382	$5,711,226
Shares issued on reinvestments of distributions	51,931	506,325	50,505	444,948
Shares redeemed	(494,204)	(4,802,550)	(565,001)	5,000,493
Net increase	150,565	$1,585,305	116,886	$1,155,681

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Six Months		Year Ended October 31,
	Ended April 30, 2011		2010	2009	2008	2007	2006
	(Unaudited)

Net asset value, beginning of period	$9.58		$8.41	$8.35	$14.59	$13.57	$2.11

Income from investment operations:
Net investment income	0.12		0.23	0.20	0.32	0.35	0.24
Net realized and unrealized
gain (loss) on investments	1.30		1.14	0.17	(4.93)	1.23	2.14
Total from investment operations	1.42		1.37	0.37	(4.61)	1.58	2.38

Less distributions:
From net investment income	(0.22)		(0.20)	(0.31)	(0.38)	(0.26)	(0.25)
From net realized gain on investments	—		—	—	(1.25)	(0.30)	(0.67)
Total distributions	(0.22)		(0.20)	(0.31)	(1.63)	(0.56)	(0.92)

Net asset value, end of period	$10.78		$9.58	$8.41	$8.35	$14.59	$13.57

Total return	15.08	%‡	16.52%	5.05%	-34.86%	11.96%	20.83%

Ratios/supplemental data:
Net assets, end of period (thousands)	$29,396		$24,695	$20,692	$16,603	$26,408	$23,576

Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed	1.53	%†	1.60%	1.71%	1.60%	1.23%	1.52%
After fees waived and
expenses absorbed	0.99	%†	0.94%	0.92%	0.50%	0.50%	0.62%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.54	%†	1.65%	1.90%	1.77%	1.64%	1.53%
After fees waived and expenses absorbed	2.08	%†	2.31%	2.69%	2.87%	2.37%	2.43%

Portfolio turnover rate	40.99	%‡	54.45%	66.18%	62.83%	51.37%	30.43%

† Annualized
‡ Not Annualized

The accompanying notes are an integral part of thse financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income.  The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007   2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/ tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2011 (Unaudited), continued

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2011 (Unaudited), continued

valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities   Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$1,104,171	$—	$—	$1,104,171
Finance and Insurance	3,318,165	—	—	3,318,165
Information	2,442,308	—	—	2,442,308
Manufacturing	16,453,133	—	—	16,453,133
Mining	198,108	—	—	198,108
Retail Trade	2,918,195	—	—	2,918,195
Utilities	2,456,611	—	—	2,456,611
Total Common Stocks	28,890,691	—	—	28,890,691
Short-Term Investments	498,832	—	—	498,832
Total Investments in Securities	$29,389,523	$—	$—	$29,389,523

Refer to the Fund’s Schedule of Investments for additional information. Transfers between levels are recognized at the end of the reporting period. During the six months ended April 30, 2011, the Fund recognized no significant transfers to/from Level 1. There were no Level 2 nor Level 3 securities held in the Fund during the six months ended April 30, 2011.

New Accounting Pronouncement - On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2011 (Unaudited), continued

Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2011, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the “S&P 500 Value Index.”  Through February 28, 2006, the performance of the S&P 500 Value Index was that of the S&P/Barra Value Index. Thereafter, it is the performance of the S&P 500/Citigroup Value Index (which Standard & Poor’s chose to replace the S&P 500/Barra Value Index). The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the six months ended April 30, 2011, the Fund incurred $104,716 in advisory fees, of which the Advisor voluntarily waived $0.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended April 30, 2011, the Advisor reduced its advisory fees in the amount of $70,742; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2011 (Unaudited), continued

Year	Amount
2011	$134,373
2012	124,519
2013	140,136
2014	70,742
$469,770

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the six months ended April 30, 2011, the Fund incurred $26,179 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. For the six months ended April 30, 2011, the Fund incurred $11,909 in fund accounting fees and $6,012 in transfer agent fees excluding transfer agency out-of-pocket expenses.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended April 30, 2011, the Fund incurred $2,645 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the six months ended April 30, 2011, the Fund was allocated $3,471 of the Chief Compliance Officer fee.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $12,271,141 and $10,395,148, respectively.

NOTE 6 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the six months ended April 30, 2011 and the year ended October 31, 2010 was as follows:

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2011 (Unaudited), continued

	Six Months Ended	Year Ended
	April 30, 2011	October 31, 2010

Net investment income	$506,979	$445,545

Ordinary income distributions may include short-term capital gains.

As of October 31, 2010, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments (a)	$22,154,918

Gross tax unrealized appreciation	$3,252,703
Gross tax unrealized depreciation	(773,043)
Net tax unrealized appreciation	2,479,660

Undistributed ordinary income	475,830
Undistributed long-term capital gain	—
Total distributable earnings	475,830

Other accumulated gains/(losses)	(4,856,550)
Total accumulated earnings/(losses)	$(1,901,060)

(a) The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2010, the Fund had capital loss carryforwards which expire as follows:

Capital Loss
Carryover	Expires
$4,856,550	2017

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at April 30, 2011 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Edgar Lomax Value Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

The Board noted that the Fund’s performance, with regard to its respective Lipper and Morningstar comparative universes, was above its peer group median and average for all relevant periods.  The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed, among other things, comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate account clients invested in the Fund.

EDGAR LOMAX VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of no more than 0.99% (the “Expense Cap”).  Additionally, the Board noted that the Advisor had voluntarily waived advisory fees or reimbursed Fund expenses whenever the Fund’s three-year or five-year average annual total return was less than that of a specific index.  The Board noted that the Fund’s total expense ratio was below the peer group median and average while the contractual advisory fee was above its peer group median and average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, in addition to the voluntary expense limitation, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were substantially less than the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to its separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Fund’s total expense ratios have declined since the Fund’s inception due to growth of assets.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, such as benefits received in exchange for “soft dollars.”  The Board also considered that the Fund does not charge any Rule 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Edgar Lomax Value Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Edgar Lomax Value Fund would be in the best interest of the Fund and its shareholders.

EDGAR LOMAX VALUE FUND

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53213

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 866-205-0524.

Semi-Annual Report For the six months ended April 30, 2011

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedules of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    7/1/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    7/1/11

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    7/1/11

* Print the name and title of each signing officer under his or her signature.